UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 29, 2015

InfraREIT, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-36822	75-2952822
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1807 Ross Avenue, 4th Floor Dallas, Texas	75201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 855-6700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A is filed as an amendment (“Amendment No. 1”) to the Current Report on Form 8-K dated January 29, 2015, filed by InfraREIT, Inc. (the “Registrant”) with the Securities and Exchange Commission (the “SEC”) on February 4, 2015 (the “Form 8-K”).

As disclosed in the Form 8-K, on February 4, 2015, the Registrant completed its initial public offering of its common stock, $0.01 par value per share (the “Offering”). Immediately following the closing of the Offering, the Registrant consummated certain reorganization transactions as a result of which, among other things, InfraREIT, L.L.C. (the “LLC”) merged with and into the Registrant (the “Merger”), with the Registrant surviving as the general partner of InfraREIT Partners, LP (the “Operating Partnership”).

This Amendment No. 1 is being filed to amend the Form 8-K to update Item 4.01 thereof regarding the status of the dismissal of the Registrant’s certifying accountant. Except as set forth below, this Amendment No. 1 does not modify or amend any other disclosure contained in the Form 8-K.

Item 4.01.	Changes in Registrant’s Certifying Accountant.

As described above, upon the Merger, the Registrant succeeded the LLC as the general partner of the Operating Partnership, and the business of the LLC and its subsidiaries became the business of the Registrant. Accordingly, as contemplated by the Form 8-K, the audit committee of the board of directors of the Registrant (i) has engaged Ernst & Young LLP, which served as the principal accountant for the LLC for the years ended December 31, 2014 and 2013, as described in the Registrant’s Annual Report on Form 10-K filed by the Registrant with the SEC on March 18, 2015 (the “Form 10-K”), and (ii) dismissed KPMG LLP (“KPMG”), which served as the principal accountant for the Registrant for the years ended December 31, 2014 and 2013, as its independent auditors upon completion of their audit of the Registrant’s standalone financial statements as of and for the year ended December 31, 2014 and the issuance of their report thereon, which was included as part of the Form 10-K.

The audit reports of KPMG on the Registrant’s consolidated financial statements for the past two years ended December 31, 2014 and 2013 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the Registrant’s two most recent fiscal years ended December 31, 2014 and 2013, and through March 18, 2015, there were (i) no “disagreements,” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K between the Registrant and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference thereto in its reports for such years; and (ii) no “reportable events,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Registrant has provided KPMG with a copy of the foregoing disclosures, and KPMG has furnished the Registrant with a letter addressed to the Commission. A copy of such letter is attached as Exhibit 16.1 to this Current Report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT NUMBER		DESCRIPTION

16.1	—	Letter from KPMG LLP to the Securities and Exchange Commission, dated March 23, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InfraREIT, Inc.

Date: March 24, 2015	By:	/s/ Benjamin D. Nelson
Benjamin D. Nelson
Senior Vice President and General Counsel

INDEX TO EXHIBITS

EXHIBIT NUMBER		DESCRIPTION

16.1	—	Letter from KPMG LLP to the Securities and Exchange Commission, dated March 23, 2015

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